                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 14, 2002

                                 DST MEDIA, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)

            0-49749                                    95-4881015
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)

       715 Palm Street, West Palm Beach, Florida               33401
      --------------------------------------------          -----------
        (Address of Principal Executive Offices)             (Zip Code)

                                 (561) 828-3193
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              (Registrant's telephone number, including area code)

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          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Certification of Darian S. Tenace.

          Item 9.  Regulation FD Disclosure.

          The Certification of Darian S. Tenace required by Section 906 of the
          Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DST MEDIA, INC.
                                      (Registrant)

Date:  August 14, 2002                By: /s/ Darian S. Tenace
                                          --------------------------------
                                           Darian S. Tenace
                                           President